Pennsylvania Mutual Fund
Royce Micro-Cap Fund
Royce Total Return Fund
Royce Premier Fund
Royce TrustShares Fund
Royce Special Equity Fund
(Consultant Class)
Supplement to Prospectus dated May 1, 2003

        Effective March 1, 2004, Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Premier Fund and Royce Special Equity Fund's Consultant Class purchased on or after such date are subject to a 1% redemption fee on shares held for less than six months. Consultant Class sShares of Royce TrustShares Fund Consultant Class will continue to be subject to a 2% redemption fee on shares held for less than three years.

        The following information replaces the Shareholder Fees Table for the following Funds in this prospectus: Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Premier Fund and Royce Special Equity Fund.

FEES AND EXPENSES OF THE FUND

        The following table presents the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (loanload) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (loanload) imposed on reinvested dividends	None
Early redemption fee
On purchases held for six months or more	None
On purchases held for less than six months	1.00%

_______________________________

        The following information replaces the "Early Redemption Fee for Royce TrustShares Fund" section of this Prospectus.

Redeeming Shares

        Early Redemption Fee

        You may redeem shares in your account at any time. In order to discourage short-term trading, The Royce Fund assesses an early redemption fee of 1% on redemptions of shares of any Fund (other than Royce TrustShares Fund) that you purchased on or after March 1, 2004 and held hold for less than six months. A fee of 2% is assessed on redemptions of shares in Royce TrustShares fund Fund held for less than three years. Each fee is payable to the Fund out of the proceeds otherwise payable to you.

        The "first-in, first-out" method is used to determine the holding period by comparing the date of the redemption with the earliest dates of the share purchases in an account. (or another Royce Fund account from which you exchanged) (this is unclear and could be interpreted to mean that the date of an original purchase is tracked through an exchange which is not the case). For accounts registered on the books of the Funds' transfer agent, the anniversary month day of an account transaction determines the six-month holding period, so that if you purchased a Fund's shares in June 1, 2004, these shares would be subject to the fee if you were to redeem them prior to December 1, 2004 (June 1, 2007 for Royce TrustShares Fund). In this example, the shares would not be subject to a fee if you were to redeem the shares on or after December 1, 2004 (June 1, 2007 for Royce TrustShares Fund).

        You will incur no fee on shares that you acquire through distribution reinvestment but, except as described below, the redemption fee will apply to shares that you exchange into another Royce Fund (exchanges from Royce TrustShares Fund are not permitted). The following types of transactions and accounts are exempt from the early redemption fee: participants in an Automatic Investment or , Withdrawal or Exchange transactions Plan; pre-approved corporate group investment, profit sharing and retirement plan accounts; and GiftShare Accounts.